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                                                                   EXHIBIT 10.6

                       FEDERAL HOME LOAN BANK OF ATLANTA

                 AGREEMENT FOR ADVANCES AND SECURITY AGREEMENT
                           WITH BLANKET FLOATING LIEN

     AGREEMENT, dated as of March 5, 1990 between Tucker Federal Savings & Loan Association having its principal place of business at 2355 Main Street, Tucker, GA 30085-0086 ("Member") and the Federal Home Loan Bank of Atlanta, 1475 Peachtree Street, N. E., Atlanta, Georgia 30309 ("Bank").

     WHEREAS, the Member desires from time to time to participate in the Bank's credit programs under the terms of this Agreement, and the Bank is authorized to extend credit to the Member pursuant to the provisions of the Federal Home Loan Bank Act, as now and hereafter amended (the "Act"), and the regulations and guidelines of the Federal Housing Finance Board (the "Board") or any successor entity now and hereafter in effect (collectively, the "Regulations"); and

     WHEREAS, the Bank requires that advances by the Bank be secured pursuant to this Agreement and the Member agrees to provide the security the Bank requests in accordance with this Agreement.

     NOW THEREFORE, the Member and the Bank agree as follows:

                            ARTICLE I:  DEFINITIONS

Section 1.01 Definitions. As used herein, the following terms shall have the following meanings:

     (A) "Advance" or "Advances" means any and all loans or other extensions of credit, including all Commitments, heretofore, now or hereafter granted by the Bank to, on behalf of, or for the account of, the Member.

     (B) "Application" means a writing, signed by the Member, and in such form or forms as shall be specified by the Bank from time to time, by which the Member requests, and which if executed by the Bank shall together with this Agreement evidence the terms of, an Advance or a commitment for an Advance.

     (C) "Capital Stock" means all of the capital stock of the Bank held by the Member and all payments which have been or hereafter are made on account of subscriptions to and all unpaid dividends on such capital stock.

     (D) "Collateral" means all property, including the proceeds thereof, heretofore assigned, transferred or pledged to the Bank by the Member as collateral for Advances or other extensions of credit prior to the date hereof, all Capital Stock, and First Mortgage Collateral, including the proceeds thereof, which is now or hereafter pledged to the Bank pursuant to
     Section 3.01 hereof.

     (E) "Collateral Maintenance Level" means the aggregate dollar amount equal to such percentage(s) as the Bank may specify from time to time of (1) the outstanding amounts of all Advances; (2) with respect to each outstanding Swap Transaction, the amount for which the Member is required to maintain Collateral; and (3) any additional obligations and liabilities of the Member to the Bank. The Bank may increase or decrease the Collateral Maintenance Level at any time.

     (F) "Commitment" or "Commitments" means any and all agreements under which the Bank is contractually obligated to make a loan to, or to make a future payment on behalf of or for the account of, the Member (but excluding any obligations that the Bank may now or hereafter have to honor items or transfer orders under a depository or similar agreement between the Bank and the Member), regardless of whether such obligation is contingent in whole or in part, including, without limitation, letters of credit issued for the account of the Member.

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     (G) "Confirmation of Advance" means a writing or machine readable electronic transmission, in such form or forms as the Bank may generate from time to time, by which the Bank agrees to and confirms the Member's request for an Advance or a commitment for an Advance and which, together with this Agreement, shall evidence the terms of such Advance or commitment.

     (H) "First Mortgage Collateral" means First Mortgage Documents (excluding securitized loans and participation or other fractional interests therein) and all ancillary security agreements, policies and certificates of insurance or guarantees, evidences of recordation, applications, underwriting materials, surveys, appraisals, approvals, permits, notices, opinions of counsel and loan servicing data and all other electronically stored and written records or materials relating to the loans evidenced or secured by the First Mortgage Documents.

     (I) "First Mortgage Documents" means mortgages and deeds of trust (herein "mortgages") secured by a first lien on one-to-four unit single family dwellings, and all notes, bonds or other instruments (herein "mortgage notes") evidencing fully disbursed loans secured by such mortgages and any endorsements or assignments thereof to the Member.

     (J) "Indebtedness" means all indebtedness, now or hereafter outstanding, of the Member to the Bank, including, without limitation, all Advances and all other obligations to pay and liabilities of the Member to the Bank.

     (K) "Lendable Collateral Value" means an amount equal to such percentage as the Bank shall from time to time, in its sole discretion, ascribe to the market value or unpaid principal balances of items of Qualifying Collateral.

     (L) "Qualifying Collateral" means First Mortgage Collateral which: (i) is eligible as collateral that can be used to support the origination of Advances under the terms and conditions of the Act and the Regulations, and satisfies such other requirements as may be established by the Bank; (ii) is owned by the Member free and clear of any liens, encumbrances or other interests other than the assignment to the Bank hereunder, (iii) has not been in default within the most recent 12-month period excepting only payments which are not past due except as permitted by the Bank's Credit Policy; (iv) relates to residential real property on which is located a one-to-four unit single family dwelling that is covered by fire and hazard insurance in an amount at least sufficient to discharge the mortgage loan in full in case of loss and as to which all real estate taxes are current;
     (v) has not been classified as substandard, doubtful, or loss by the Member's regulatory authority or its management; and (vi) does not secure an indebtedness on which any director, officer, employee, attorney or agent of the Member or any Federal Home Loan Bank is personally liable unless the acceptance of such Collateral by the Bank has been specifically approved by formal resolution of the Board.

     (M) "Swap Transaction" means an interest rate swap, interest rate cap, floor or collar, currency exchange transaction or similar transaction entered into between the Bank and the Member.

                         ARTICLE II: ADVANCES AGREEMENT

Section 2.01 Advance Documentation. The Member may apply for Advances and commitments for Advances by completing and submitting an Application to the Bank or by telephonic or other unsigned communication. The Bank may suspend the use of telephonic applications at any time. The terms of each Advance or commitment shall be conclusively established by this Agreement and by either (i) the Member's Application when such Application is executed by the Bank without any change, or (ii) in the case of an Application received, completed or modified by the Bank pursuant to a telephonic or other unsigned communication from the Member ("telephonic application"), by a Confirmation of Advance generated by the Bank. The Member shall be estopped from asserting any claim or defense with respect to the terms applicable to an Advance or a commitment for an Advance entered into pursuant to a telephonic application unless, within two (2) business days of receipt of the Bank's Confirmation of Advance, the Member delivers to the Bank a written notice specifying the disputed term(s) or

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condition(s) of the Advance or commitment. Within three (3) business days of the date of the Member's receipt of the Bank's Confirmation of Advance, the Member shall prepare, sign and submit to the Bank a completed Application conforming to such Confirmation of Advance. Upon the request of the Bank, the Member shall sign and deliver to the Bank a promissory note or notes in such form as the Bank may reasonably require evidencing any Advance. Unless otherwise agreed to by the Bank in writing, each Advance shall be made by crediting the Member's demand deposit account(s) with the Bank.

Section 2.02 Repayment of Advances. The Member agrees to repay each Advance in accordance with this Agreement and the terms and conditions of the Application or Confirmation of Advance evidencing such Advance. Interest shall be paid on each Advance at the times specified by the Bank in writing and shall be charged for each day that an Advance is outstanding at the rate applicable to the Advance. The Member shall pay to the Bank, immediately and without demand, interest on any past due principal of and interest on any Advance at an interest rate which is the greater of (i) the rate applicable to such Advance plus one percent (1%) or (ii) the rate in effect and being charged by the Bank from time to time on overdrafts on demand deposit accounts of its Members, but in no event more than any applicable limit set by the Regulations. The Member shall ensure that, on any day on which any payment is due to the Bank with respect to Advances or other Indebtedness, the Member's demand deposit account(s) with the Bank has an available balance in an amount at least equal to the amounts then due and payable to the Bank, and the Member hereby authorizes the Bank to debit the Member's demand deposit account(s) with the Bank for all amounts due and payable with respect to any Advance and for all other amounts due and payable hereunder. In the event that the available balance in the Member's demand deposit account(s) is insufficient to pay such due and payable amounts, the Bank may, without notice to or request from the Member, apply any other deposits, credits, or monies of the Member then in the possession of the Bank to the payment of amounts due and payable. All payments with respect to Advances shall be applied first to any fees or charges applicable thereto and to interest due thereon, in such order as the Bank may determine, and then to any principal amount thereof that is then due and payable.

Section 2.03 Right of Bank to Make Advances with Respect to Outstanding Commitments. In the event that there are one or more outstanding Commitments at the time of an Event of Default under Section 4.01 hereof, the Bank may at its option, and without notice to or request from the Member, make an Advance by crediting a special account of the Member with the Bank in an amount equal to the outstanding Commitments. Amounts credited to such special account shall be utilized by the Bank for the purpose of satisfying the Bank's obligations under such Commitments. When all such obligations have expired or have been satisfied, the Bank shall disburse the balance, if any, in such special account first to the satisfaction of any amounts then due and owing by the Member to the Bank and then to the Member or its successors in interest. Advances made pursuant to this
Section 2.03 shall be payable on demand and shall bear interest from the date the same shall be made until paid at the rate in effect and being charged by the Bank from time to time on overdrafts on demand deposit accounts of its members, but in no event more than any applicable limit set by the Regulations.

Section 2.04 Amortization of Advances. In the event that the Bank determines that the creditworthiness of the Member, as determined from time to time by the Bank, does not meet the requirements of the Bank, the Bank may, without limitation of the Bank's rights upon the occurrence of an Event of Default hereunder, require amortization by means of monthly payments of principal on all or part of the Member's Advances. The Member agrees to begin making such monthly amortization payments, upon thirty (30) days written notice from the Bank, in such monthly amounts as the Bank shall specify in writing. No monthly payment shall exceed ten percent (10%) of the original principal balance of the Advance being amortized. Unless otherwise specified by the Bank in writing to the Member, such monthly amortizing payments shall not extend or modify the maturity date or other scheduled payment dates applicable to the Advance being amortized.

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                        ARTICLE III: SECURITY AGREEMENT

Section 3.01 Creation of Security Interest. As security for all Indebtedness, the Member hereby assigns, transfers, and pledges to the Bank, and grants to the Bank a security interest in all of the Capital Stock and First Mortgage Collateral now or hereafter owned by the Member, and all proceeds thereof, provided, however, that First Mortgage Collateral that is encumbered or disposed of by the Member in conformity with the requirements of Section 3.04(A) hereof shall not be subject to the security interest created hereunder. Without limitation of the foregoing, all property heretofore assigned, transferred or pledged by the Member to the Bank as collateral securing Indebtedness and other obligations of the Member prior to the date hereof is hereby assigned, transferred and pledged to the Bank as Collateral hereunder.

Section 3.02 Additional Collateral and Documentation; Required Substitution of "Advances, Specific Collateral Pledge And Security Agreement". The Member agrees to assign, transfer and pledge Collateral in conformity with the Bank's "Advances, Specific Collateral Pledge and Security Agreement" (i) at any time the Member shall not have assigned, transferred, or pledged to the Bank under this Agreement First Mortgage Collateral which is Qualifying Collateral and which has a Lendable Collateral Value at least equal to the Collateral Maintenance Level or (ii) at any time the Member does not qualify under the Bank's criteria for member eligibility to secure Advances under this Agreement or (iii) if the Bank determines in good faith that the value of the Member's Qualifying Collateral may not be adequately ascertained, or (iv) at any time the Bank deems itself insecure. In addition, the Member agrees to maintain such additional amounts of Collateral (which may be Collateral that is not Qualifying Collateral) as may be required by the Bank in order to protect its security position with respect to outstanding indebtedness. If the Bank requires the Member to substitute for this Agreement the Bank's "Advances, Specific Collateral Pledge and Security Agreement," the Member must execute that agreement and comply with the requirements of that agreement in all respects. To assure that the Member provides to the Bank Qualifying Collateral with a Lendable Collateral Value at least equal to the Collateral Maintenance Level at all times, the Bank may require, in connection with the substitution of agreements, that the Member make, execute, record, and deliver to the Bank additional agreements, financing statements, notices, assignments, listings, powers, and other documents with respect to such Collateral and the Bank's security interest therein.

Section 3.03 Member's Representation and Warranties Concerning Collateral. The Member represents and warrants to the Bank, as of the date hereof and the date of each Advance hereunder, as follows:

     (A) The Member owns and has marketable title to the Collateral and has the right and authority to grant a security interest in the Collateral and to subject all of the Collateral to this Agreement;

     (B) The information given from time to time by the Member as to each item of Collateral is true, accurate and complete in all material respects;

     (C) All the Collateral meets the standards and requirements with respect thereto from time to time established by the Act, the Regulations and the Bank;

     (D) The lien of each mortgage pledged as Collateral hereunder is a first, prior, and perfected lien under applicable law;

     (E) The Member has not conveyed or otherwise created, and there does not otherwise exist, any participation interest or other direct, indirect, legal, or beneficial interest in any Collateral on the part of anyone other than the Bank and the Member;

     (F) Except as may be approved in writing by the Bank, no account debtor or other obligor owing any obligation to the Member with respect to any item of First Mortgage Collateral has or will have any defenses, offsetting claims, or other rights affecting the right of the Member or the Bank to enforce such mortgage, mortgage note or promissory obligation, and no defaults (or conditions that, with the passage of time or the giving of notice or both, would constitute a default) exist under any such writings; and

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     (G) No part of any real property or interest in real property that is the subject of First Mortgage Collateral which is Qualifying Collateral contains or is subject to the effects of toxic or hazardous materials or other hazardous substances (including those defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and
     Recovery Act, 42 U.S.C. Section 6901 et seq.; and in the regulations adopted and publications promulgated pursuant to said laws) the presence of which could subject the bank to any liability under applicable state or Federal law or local ordinance either at any time that such property is pledged to the Bank or upon the enforcement by the Bank of its security interest herein. The Member hereby agrees to indemnify and hold the Bank harmless against all costs, claims, expenses, damages, and liabilities resulting in any way from the presence or effects of any such toxic or hazardous substances or materials in, on, or under any real property or interest in real property that is subject to or included in the Collateral.

Section 3.04 Collateral Maintenance Requirement.

     (A) The Member shall at all times maintain as Collateral an amount of Qualifying Collateral which has a Lendable Collateral Value that is at least equal to the then current required Collateral Maintenance Level. The Member shall not assign, pledge, transfer, create any security interest in, sell, or otherwise dispose of any Collateral if: (i) such Collateral has been specified or identified pursuant to Section 3.05 hereof or is held by or on behalf of the Bank pursuant to Section 3.06 hereof, or the Bank has otherwise perfected its security interest in such Collateral; or (ii) at the time of or immediately after such action, the Member is not or would not be in compliance with the collateral maintenance requirements of the first sentence of this Section 3.04 (A) or is otherwise in default under this Agreement.

     (B) Except for Collateral delivered pursuant to Section 3.06 hereof, Collateral shall be held by the Member in trust for the benefit of, and subject to the direction and control of, the Bank and will be physically safeguarded by the Member with at least the same degree of care as the Member uses in physically safeguarding its other property. Without limitation of the foregoing, the Member shall take all action necessary or desirable to protect and preserve the Collateral and the Bank's interest therein, including without limitation the maintaining of insurance on property securing First Mortgage Collateral (such policies and certificates of insurance or guaranty relating to such mortgages are herein called "insurance"), the collection of payments under all mortgages and under all insurances, and otherwise assuring that all mortgages are serviced in accordance with the standards of a reasonable and prudent mortgagee.

     (C) If any Collateral that was Qualifying Collateral ceases to be Qualifying Collateral and, after such event, the Member is not or would not be in compliance with the collateral maintenance requirements of the first sentence of this Section 3.04(A), the Member shall promptly notify the Bank in writing of that fact and, if so requested by the Bank, of the reason that the Collateral has ceased to be Qualifying Collateral. If such Collateral was specified or identified pursuant to Section 3.05 hereof, or delivered to the Bank pursuant to Section 3.06 hereof, the Member shall promptly specify, identify, or deliver, as the case may be, other Qualifying Collateral having at least the same Lendable Collateral Value as the Collateral so requested to be withdrawn.

     (D) The Bank may review the form and sufficiency of all documents pertaining to the Collateral. Such documents must be satisfactory to the Bank and, if not, such Collateral may not be acceptable as Qualifying Collateral or may have a Lendable Collateral Value applied thereto that is less than the Lendable Collateral Value otherwise applicable under the Bank's Credit Policy, as the Bank may specify. The Bank may require that the Member make any or all documents pertaining to the Collateral available to the Bank for its inspection and approval.

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Section 3.05 Specification and Identification of Collateral.

     (A) Upon the Bank's written or oral request, or at such times as shall be necessary to satisfy the requirements of the Bank, or promptly, at any time that the Member becomes subject to any mandatory collateral specification requirements that may be established in writing by the Bank and in any case from time to time thereafter until such time as may be agreed upon by the Bank in writing, the Member shall deliver to the Bank a status report and accompanying schedules, all in the form(s) prescribed by the Bank, specifying and describing the First Mortgage Collateral that is certified by the Member to be Qualifying Collateral.

     (B) The Member shall hold each set of First Mortgage Documents which is a part of such specified Collateral in a separate file folder with each file folder clearly labeled with the loan identification number and the name of the borrower(s). Each such file folder shall be clearly marked or stamped with the statement: "The Deed of Trust/Mortgage and Note Relating to This Loan Have Been Assigned to the Federal Home Loan Bank of Atlanta." If so requested by the Bank, the Member shall physically segregate any First Mortgage Collateral specified in each status report delivered pursuant to subsection (A) of this Section 3.05 from all other property of the Member in a manner satisfactory to the Bank.

Section 3.06 Delivery of Collateral.

     (A) Upon the Bank's written or oral request, or promptly at any time that the Member becomes subject to any mandatory collateral delivery requirements that may be established in writing by the Bank, and until such time as may be agreed upon by the Bank in writing, the Member shall deliver to the Bank, or to a custodian designated by the Bank, such First Mortgage Collateral as may be necessary so that the Lendable Collateral Value of Qualifying Collateral held by the Bank, or such custodian, meets or exceeds the Collateral Maintenance Level at all times. Collateral delivered to the Bank shall be endorsed or assigned, as appropriate, in recordable form by the Member to the Bank, as specified by the Bank. Unless otherwise indicated by the Bank, such endorsements or assignments may be in blanket form provided that there shall be separate endorsements and assignments for each county or recording district in which the real property covered by an item of First Mortgage Collateral is located. The Member need only deliver the First Mortgage Documents relating to the First Mortgage Collateral delivered hereunder together with recordable assignments of the mortgages, unless otherwise directed by the Bank. Concurrently with the initial delivery of Collateral, the Member shall deliver to the Bank a status report and accompanying schedules, all in the form(s) prescribed by the Bank, specifying and describing the Collateral held by the Bank or its custodian and certifying that such Collateral is Qualifying Collateral.

     (B) The Member agrees to pay to the Bank such reasonable fees and charges as may be assessed by the Bank to cover the Bank's overhead and other costs relating to the receipt, holding, redelivery and reassignment of Collateral and to reimburse the Bank upon request for all recording fees and other reasonable expenses, disbursements and advances incurred or made by the Bank in connection therewith (including the reasonable compensation and the expenses and disbursements of any custodian, consultant or appraiser that may be appointed by the Bank hereunder, and the agents and legal counsel of the Bank and of such custodian).

     (C) The Member shall, upon request of the Bank, immediately take such other actions as the Bank shall deem necessary or appropriate to perfect the Bank's security interest in the Collateral or otherwise to obtain, preserve, protect, enforce or collect the Collateral or the proceeds thereof.

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Section 3.07 Withdrawal of Collateral.  Upon receipt by the Bank of writings in the form specified by the Bank constituting (i) a request from the Member for the withdrawal of Collateral which has been specified or identified pursuant to
Section 3.05 hereof or has been delivered pursuant to Section 3.06 hereof, or as to which the Bank has otherwise perfected its security interest, (ii) a detailed listing of the Collateral to be withdrawn, and (iii) a certificate of a responsible officer of the Member certifying as to the Qualifying Collateral that is specified and identified by the Member or held by the Bank, as appropriate, after such withdrawal, and upon the Bank's determination that the Lendable Collateral Value of the remaining Qualifying Collateral is not less than the current required Collateral Maintenance Level, the Bank shall promptly redeliver, release or reassign to the Member the Collateral specified in the Member's listing of the Collateral to be withdrawn, provided that the Collateral requested to be withdrawn is not required by the Bank to be maintained as additional Collateral. Notwithstanding anything to the contrary herein contained, while an Event of Default hereunder shall have occurred and be continuing, or at any time that the Bank reasonably and in good faith deems itself insecure, the Member may not obtain any such withdrawal.

Section 3.08 Reports; Collateral Audits; Access.

     (A) The Member shall furnish to the Bank annually, and at such other times as the Bank may request, an audit report with respect to the Member's Collateral and Qualifying Collateral, prepared by the Member's external auditor and in form and substance acceptable to the Bank, and such financial reports and other information relating to the Member's financial condition as the Bank may reasonably request.

     (B) The Member shall furnish to the Bank at such times as the Bank may request, or as necessary to satisfy the requirements of the Bank, a status report with respect to the Member's Collateral prepared by the Member in form and substance acceptable to the Bank, and as of a date within two weeks of the report due date. The status report shall be a written report covering such matters regarding the Collateral as the Bank may require, including listings of mortgages and unpaid principal balances thereof and certifications concerning the status of payments on mortgages and of taxes and insurance on property securing mortgages.

     (C) If so requested by the Bank, the Member shall promptly report to the Bank any event which reduces the principal balance of any mortgage or other item of Collateral by five percent (5%) or more, whether by prepayment, foreclosure sale, insurance or guaranty payment or otherwise.

     (D) The Member shall give the Bank access at all reasonable times to Collateral in the Member's possession and to the Member's books and records of account relating to such Collateral, for the purpose of the Bank's examining, verifying or reconciling the Collateral and the Member's reports to the Bank thereon.

     (E) If the Member becomes aware or has reason to believe that the Lendable Collateral Value of the Member's Qualifying Collateral has fallen below the Collateral Maintenance Level, or that a contingency exists which with the lapse of time could result in the Member failing to meet the Collateral Maintenance Level, the Member shall immediately notify the Bank.

     (F) All Collateral and any matters relating thereto shall be subject to audit and verification by or on behalf of the Bank. Such audits and verifications may occur without notice during the Member's normal business hours or upon reasonable notice at such other times as the Bank may reasonably request. The Member shall provide access to, and shall make adequate working facilities available to, the representatives or agents of the Bank for purposes of such audits. Reasonable fees and charges may be assessed to the Member by the Bank to cover overhead and other costs related to such audit and verification.

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     (G) Notwithstanding anything to the contrary, the Member shall be solely responsible for the accuracy and adequacy of all information and data in each audit or status report (or other writing specifying and describing any Collateral) submitted to the Bank, regardless of the form in which submitted. The Bank shall have no duty to make any independent examination of or calculation with respect to the information submitted in an audit or status report (or in any written schedule that may be submitted by the Member) and, without limiting the generality of the foregoing, the Bank makes no representation or warranty as to the validity, accuracy, or completeness of any information contained in any written records of the Bank concerning, or of any response to, such audit or status report.

Section 3.09 Additional Documentation. The Member shall make, execute, record and deliver to the Bank such financing statements, notices, assignments, listings, powers, and other documents with respect to the Collateral and the Bank's security interest therein and in such form as the Bank may reasonably require.

Section 3.10 Bank's Responsibilities as to Collateral. The Bank's duty as to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in its possession, which shall not include any steps necessary to preserve rights against prior parties nor the duty to send notices, perform services, or take any action in connection with the management of the Collateral. The Bank shall not have any responsibility or liability for the form, sufficiency, correctness, genuineness or legal effect of any instrument or document constituting a part of the Collateral, or any signature thereon or the description or misdescription, or value of property represented, or purported to be represented, by any such document or instrument. The Member agrees that any and all Collateral may be removed by the Bank from the state or location where situated, and may be subsequently dealt with by the Bank as provided in this Agreement.

Section 3.11 Bank's Rights as to Collateral; Power of Attorney. At any time or times, at the expense of the Member, the Bank may in its discretion, before or after the occurrence of an Event of Default as defined in Section 4.01 hereof, in its own name or in the name of its nominee or of the Member, do any or all things and take any and all actions that are pertinent to the protection of the Bank's interest hereunder and are lawful under the laws of the State of Georgia, including, but not limited to, the following:

     (A) Terminate any consent given hereunder;

     (B) Notify obligors on any Collateral to make payments thereon directly to the Bank;

     (C) Endorse any Collateral in the Member's name;

     (D) Enter into any extension, compromise, settlement, or other agreement relating to or affecting any Collateral;

     (E) Take any action the Member is required to take or which is otherwise reasonably necessary to (1) sign and record a financing statement or otherwise perfect a security interest in any or all of the Collateral or
     (2) to obtain, preserve, protect, enforce or collect the Collateral;

     (F) Take control of any funds or other proceeds generated by the Collateral and use the same to reduce indebtedness as it becomes due; and

     (G) Cause the Collateral to be transferred to its name or the name of its nominee.


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The Member hereby appoints the Bank as its true and lawful attorney, for and on behalf of the Member and in its name, place and stead, to prepare, execute and record endorsements and assignments to the Bank of all or any item of Collateral, giving or granting to the Bank, as such attorney, full power and authority to do or perform every lawful act necessary or proper in connection therewith as fully as the Member might or could do. The Member hereby ratifies and confirms all that the Bank shall lawfully do or cause to be done by virtue of this special power of attorney. This special power of attorney is granted for a period commencing on the date hereof and continuing until the discharge of all indebtedness and all obligations of the Member hereunder regardless of any default by the Member, is coupled with an interest, and is irrevocable for the period granted.

Section 3.12 Subordination of Other Loans to First Mortgage Collateral. The Member hereby agrees that all mortgage notes which are part of the First Mortgage Collateral ("pledged notes") shall have priority in right and remedy over any other loans, whenever made, and, however evidenced, which are also secured by the mortgages or security agreements securing the pledged notes. The pledged notes shall be satisfied out of the property (or proceeds thereof) covered by such mortgages or security agreements before any payment is made on the loans which are not part of the Collateral. To this end, the Member hereby subordinates the lien of such mortgages and security agreements with respect to such other loans to the lien of such mortgages and security agreements with respect to the pledged notes. The Member further agrees to retain possession of all notes or other instruments evidencing such other loans and not to pledge, assign, or transfer the same, except insofar as such other loans may be pledged to the Bank as part of the Collateral.

Section 3.13 Proceeds of Collateral. The Member, as the Bank's agent, shall collect all payments when due on all Collateral. If the Bank so requires, the Member shall hold such collections separate from its other monies in one or more designated cash collateral accounts maintained at the Bank and apply them to the reduction of indebtedness as it becomes due; otherwise, the Bank consents to the Member's use and disposition of all such collections.

                        ARTICLE IV: DEFAULT; REMEDIES

Section 4.01 Events of Default; Acceleration. Upon the occurrence of any of the following events or conditions of default ("Event of Default"), the Bank may at its option, by a notice to the Member, declare all or any part(s) of the Indebtedness and accrued interest thereon, including any prepayment fees or charges which are applicable to any Advance, to be immediately due and payable without presentment, demand, protest, or any further notice:

     (A) Failure of the Member to pay when due any interest on or principal of any Advance; or

     (B) Failure of the Member to perform any promise or obligation or to satisfy any condition or liability contained herein, in any Application, in any Confirmation of Advance or in any other agreement to which the Member and the Bank are parties; or

     (C) Evidence coming to the attention of the Bank that any representations, statements, or warranties made or furnished in any manner to the Bank by or on behalf of the Member in connection with any Advance or Swap Transaction, any specification or description of Qualifying Collateral or any report or certification concerning the status, value, or principal balance of any item of Collateral was false in any material respect when made or furnished; or

     (D) Failure of the Member to maintain adequate Qualifying Collateral free of any encumbrances or claims as required herein; or

     (E) The issuance of any tax, levy, seizure, attachment, garnishment, levy of execution, or other process with respect to the Collateral; or

     (F) Any suspension of payment by the Member to any creditor of sums due or the occurrence of any event which results in another creditor having the right to accelerate the maturity of any indebtedness of the Member under any security agreement, indenture, loan agreement, or comparable undertaking; or

     (G) Appointment of a conservator, receiver, or similar official for the Member or any subsidiary of the Member, of the Member's property, entry of a judgment or decree adjudicating the Member or any subsidiary of the Member insolvent or bankrupt or an assignment by the Member or any subsidiary of the Member for benefit of creditors; or

     (H) Sale by the Member of all or a material part of the Member's assets or the taking of any other action by the Member to liquidate or dissolve; or

     (I) Termination for any reason of the Member's membership in the Bank, or the Member's ceasing to be a type of entity that is eligible under the Act to become a member of the Bank; or

     (J) Merger, consolidation or other combination of the Member with an entity which is not a member of the Bank if the nonmember entity is the surviving entity; or

     (K) With respect to Advances made pursuant to Section 11(g)(4) of the Act, if the creditor liabilities of the Member, excepting liabilities to the Bank, are increased in any manner to an amount exceeding five percent (5%) of the Member's net assets; or

     (L) The Bank reasonably and in good faith determines that a material adverse change has occurred in the financial condition of the Member from that disclosed at the time of the making of any Advance or from the condition of the Member as theretofore most recently disclosed to the Bank.

Section 4.02 Remedies. Upon the occurrence of any Event of Default, the Bank shall have all of the rights and remedies provided by applicable law which shall include, but not be limited to, all of the remedies of a secured party under the Uniform Commercial Code as in effect in the State of Georgia. In addition, the Bank may take immediate possession of any of the Collateral or any part thereof wherever the same may be found. The Bank may sell, assign and deliver the Collateral or any part thereof at public or private sale for such price as the Bank deems appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. The Bank shall have the right to purchase all or part of the Collateral at such sale. If the Collateral includes insurance or securities which will be redeemed by the issuer upon surrender, or any accounts or deposits in the possession of the Bank, the Bank may realize upon such Collateral without notice to the Member. If any notification of intended disposition of any of the Collateral is required by applicable law, such notification shall be deemed reasonable and properly given if given as provided by applicable law or in accordance with Section 5.06 hereof at least 5 days before any such disposition. The proceeds of any sale shall be applied in the order that the Bank, in its sole discretion, may choose. The Member agrees to pay all the costs and expenses of the Bank in the collection of the Indebtedness and enforcement of the Bank's rights and remedies in case of default, including, without limitation, reasonable attorneys' fees. The Bank shall, to the extent required by law, apply any surplus, after (i) payment of the Indebtedness, (ii) provision for repayment to the Bank of any amounts to be paid or advanced under Outstanding Commitments, and (iii) payment of all costs of collection and enforcement, to the claims of person(s) legally entitled thereto, with any remaining surplus paid to the Member. The Member shall be liable to the Bank for any deficiency remaining.

Section 4.03 Payment of Prepayment Charges. Any prepayment fees or charges applicable to an Advance shall be payable at the time of any voluntary or involuntary payment of all or part of the principal of such Advance prior to the originally scheduled maturity thereof, including without limitation payments that are made as a part of a liquidation of the Member or that become due by operation of law or as a result of an acceleration pursuant to Section 4.01 hereof, whether such payment is made by the Member, by a conservator, receiver, liquidator or trustee of or for the Member, or by any successor to or any assignee of the Member.

                          ARTICLE V: MISCELLANEOUS

Section 5.01 General Representations and Warranties by the Member. The Member hereby represents and warrants that, as of the date hereof and the date of each Advance hereunder:

     (A) The Member is not, and neither the execution of nor the performance of any of the transactions or obligations of the Member under this Agreement shall, with the passage of time, the giving of notice or otherwise, cause the Member to be: (i) in violation of its charter or articles of incorporation, by-laws, the Act or the Regulations, any other law or administrative regulation, or any court decree; or (ii) in default under or in breach of any material indenture, contract or other instrument or agreement to which the Member is a party or by which it or any of its property is bound.

     (B) The Member has full corporate power and authority and has received all corporate and governmental authorizations and approvals (including without limitation those required under the Act and the Regulations) as may be required to enter into and perform its obligations under this Agreement, to borrow each Advance and to obtain each commitment for Advance.

     (C) The information given by the Member in any document provided, or in any oral statement made, in connection with an application or request for an Advance or commitment for Advance, is true, accurate and complete in all material respects.

Section 5.02 Assignment. The Bank may assign or negotiate to any other Federal Home Loan Bank or to any other person or entity, with or without recourse, any indebtedness of the Member or participations therein, and the Bank may assign or transfer all or any part of the Bank's right, title, and interest in and to this Agreement and may assign and deliver the whole or any part of the Collateral to the transferee, which shall succeed to all the powers and rights of the Bank in respect thereof, and the Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to the transferred Collateral. The Member may not assign or transfer any of its rights or obligations hereunder without the express prior written consent of the Bank.

Section 5.03 Discretion of the Bank to Grant or Deny Advances. Nothing contained herein or in any documents describing or setting forth the Bank's credit program and credit policies shall be construed as an agreement or commitment on the part of the Bank to grant Advances or extend commitments for Advances hereunder, the right and power of the Bank in its discretion to either grant or deny any Advance or commitment for an Advance requested hereunder being expressly reserved. The determination by the Bank of Lendable Collateral Value shall not constitute a determination by the Bank that the Member may obtain Advances or commitments for Advances in amounts up to such Lendable Collateral Value.

Section 5.04 Amendment; Waivers. No modification, amendment or waiver of any provision of this Agreement or consent to any departure therefrom shall be effective unless in a writing executed by a responsible officer of the party against whom such change is asserted and shall be effective only in the specific instance and for the purpose of which given. No notice to or demand on the Member in any case shall entitle the Member to any other or further notice or demand in the same, or similar or other circumstances. Any forbearance, failure or delay by the Bank in exercising any right, power or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by the Bank of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of the Bank shall continue in full force and effect until specifically waived by the Bank in writing.

Section 5.05 Jurisdiction; Legal Fees. In any action or proceeding brought by the Bank or the Member in order to enforce any right or remedy under this Agreement, the parties hereby consent to, and agree that they will submit to, the jurisdiction of the United States District Court for the Northern District of Georgia or, if such action or proceeding may not be brought in Federal court, the jurisdiction of the courts of the State of Georgia located in the City of Atlanta. The Member agrees that if any action or proceeding is brought by the Member seeking to obtain any legal or equitable relief against the Bank under or arising out of this Agreement or any transaction contemplated hereby and such relief is not granted by the final decision, after any and all appeals, of a court of competent jurisdiction, the Member will pay all attorneys' fees and other costs incurred by the Bank in connection therewith.

Section 5.06 Notices. Except as provided in the last sentence of this Section, any written notice, advice, request, consent or direction given, made or withdrawn pursuant to this Agreement shall be either in writing or transmitted electronically and reproduced mechanically by the addressee, and shall be given by first class mail, postage prepaid, by telecopy or other facsimile transmission, or by private courier or delivery service. All non-oral notices shall be deemed given when actually received at the principal office of the Bank or the Member, as appropriate. All notices shall be designated to the attention of an office or section of the Bank or of the Member if the Bank or the Member has made a request for the notice to be so addressed. Any notice by the Bank to the Member pursuant to Sections 3.05 or 3.06 hereof may be oral and shall be deemed to have been duly given to and received by the Member at the time of the oral communication.

Section 5.07 Signatures of Member. For purposes of this Agreement, documents shall be deemed signed by the Member when a signature of an authorized signatory or an authorized facsimile thereof appears on the document. The Bank may rely on any signature or facsimile thereof which reasonably appears to the Bank to be the signature of an authorized person, including signatures appearing on documents transmitted electronically to and reproduced mechanically at the Bank. The Secretary or an Assistant Secretary of the Member shall from time to time certify to the Bank on forms provided by the Bank the names and specimen signatures of the persons authorized to apply on behalf of the Member to the Bank for Advances and commitments for Advances and otherwise act for and on behalf of the Member in accordance with this Agreement. Such certifications are incorporated herein and made a part of this Agreement and shall continue in effect until expressly revoked in writing by the Member notwithstanding that subsequent certifications may authorize additional persons to act for and on behalf of the Member.

Section 5.08 Applicable Law; Severability. In addition to the terms and conditions set forth herein and in any application or confirmation of Advance between the Bank and the Member, this Agreement and all Advances and all commitments for Advances shall be governed by the statutory and common law of the United States and, to the extent Federal law incorporates or defers to state law, the laws (exclusive of the choice of law provisions) of the State of Georgia. Notwithstanding the foregoing, the Uniform Commercial Code as in effect in the State of Georgia shall be deemed applicable to this Agreement and to any Advance hereunder and shall govern the attachment and perfection of any security interest granted hereunder. In the event that any portion of this Agreement conflicts with applicable law, such conflict shall not affect other provisions of this Agreement which can be given effect without the conflicting provision, and to this end the provisions of this Agreement are declared to be severable.

Section 5.09 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Member and the Bank.

Section 5.10 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes all prior agreements between such parties which relate to such subject matter. Notwithstanding the above, rates of interest, repayment schedules, and fees and other charges applicable to Advances and commitments for Advances made by the Bank to the Member prior to the execution of this Agreement shall continue to be governed exclusively by the terms of the prior agreements pursuant to which such Advances and commitments for Advances were made, provided, however, that Section 4.03 hereof shall apply to all Advances.

         WITNESS WHEREOF, Member and Bank have caused this Agreement to be signed in their names by their duly authorized officers as of the date first above mentioned.

                  Tucker Federal Savings and Loan Association
--------------------------------------------------------------------------------
                        (Full Corporate Name of Member)

By:        /s/  Zelma B. Martin          Zelma B. Martin, Sr. V.P., Treasurer
           ----------------------        ------------------------------------
           (Authorized Signature)          (Typed Name and Title of Signer)

By:        /s/ Betty Tudor               Betty Tudor, Exec. V.P., Secretary
           ----------------------        ------------------------------------
           (Authorized Signature)          (Typed Name and Title of Signer)




                  (SEAL)




FEDERAL HOME LOAN BANK OF ATLANTA

By:       /s/ Carol Jackson                Vice President
         --------------------         ------------------------
         (Authorized Officer)                 (Title)

By:      /s/ William C. Buss          Assistant Vice President
         --------------------         ------------------------
         (Authorized Officer)                 (Title)

                      FEDERAL HOME LOAN BANK OF ATLANTA

                            MEMBER ACKNOWLEDGEMENT
                               AND NOTARIZATION



STATE OF          Georgia
         ------------------------
                                  ss:
County of         DeKalb
         ------------------------

         On this 20th day of March, 1990, before me personally came Zelma B. Martin and Betty Tudor, to me known, who, being by me duly sworn, did depose and state that they are the Sr. V.P., Treasurer and Executive V.P., Secretary of said Member; the Member described in and which executed the above instrument; that they know the seal of said Member; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors or other governing body of said Member; and that they signed their names thereto by order of the Board of Directors or other governing body of said Member and that said Zelma B. Martin and Betty Tudor acknowledged the execution of said instrument to be the voluntary act and deed of said Member.


         /s/ Colleen S. Capozza                         (SEAL)
---------------------------------------
         Notary Public Signature

         Notary Public, Gwinnett County, Georgia
         My Commission Expires Sept. 5, 1993

Notary Public in and
for the State of Georgia

My commission expires: September 5, 1993

                      FEDERAL HOME LOAN BANK OF ATLANTA

       ADDENDUM TO "AGREEMENT FOR ADVANCES AND SECURITY AGREEMENT WITH
                            BLANKET FLOATING LIEN"

         MEMBER and BANK, as those terms are defined in the Agreement for Advances and Security Agreement with Blanket Floating Lien ("Agreement") dated as of September 7th, 1995, between the Member and the Bank, desire to modify the Agreement to supplement the means by which the Member may provide security to the Bank. Accordingly, the Member and the Bank have executed this Addendum as of September 7th, 1995 and agree that it shall be a part of and modify the Agreement, as Addendum No. 1 thereto, as follows:

         A.  Section 1.01 is amended to add the following terms as paragraphs
             (N) through (Q):

             (N) "Government and Agency Securities Collateral" means
                 mortgage-backed securities (including participation certificates) issued by the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, obligations guaranteed by the Government National Mortgage Association, and obligations issued or guaranteed by the United States or an agency thereof.

             (O) "Other Mortgage Collateral" means Other Mortgage
                 Documents (including participation or other fractional interests therein but not securitized loans) and all ancillary security agreements, policies and certificates of insurance or guarantees, evidences of recordation, applications, underwriting materials, surveys, appraisals, approvals, permits, notices, opinions of counsel and loan servicing data and all other electronically stored and written records or materials relating to the loans evidenced or secured by Other Mortgage Documents.

             (P) "Other Mortgage Documents" means mortgages secured by a junior lien on one-to-four unit single family dwellings or by a first lien on property improved by one or more multifamily or commercial buildings and all mortgage notes evidencing fully disbursed loans secured by such mortgages and any endorsements or assignments thereof to the Member.

             (Q) "Other Securities Collateral" means securities (other
                 than Government and Agency Securities Collateral) representing unsubordinated interests in, or collaterlized by first lien security interests in, both the interest and principal payments on first lien residential mortgages.

             Section 1.01 (D) is amended to substituted the following as its text:

             (D) "Collateral" means all property, including the proceeds thereof, heretofore assigned, transferred or pledged to the Bank by the Member as collateral for Advanced or other extensions of credit prior to the date hereof, all Capital Stock, and First Mortgage Collateral, Government and Agency Securities Collateral, Other Mortgage Collateral, and Other Securities Collateral, including the proceeds thereof, which is now or hereafter pledged to the Bank prusuant to Section
                 3.01 hereof.

             Section 1.01 (L) is amended to substitute the following as its text:

             (L) "Qualifying Collateral" means Collateral other than
                 Capital Stock which: (i) is eligible as collateral that can be used to support the origination of Advances under the terms and conditions of the Act and the Regulations, and satisfies such other requirements as may be established by the Bank;
                 (ii) is owned by the Member free and clear of any liens, encumbrances or other interests other than the assignment to the Bank hereunder; (iii) has not been in default within the most recent 12-month period, excepting only in the case of First Mortgage Collateral and Other Mortgage Collateral payments which are not past due except as permitted by the Bank's Credit Policy: (iv) in the case of First Mortgage Collateral and Other Mortgage Collateral, relates to improved real property that is covered by fire and hazard insurance in an amount at least sufficient to discharge the mortgage loan in full in case of loss and as to which any real estate taxes and any other charges which are or may become a lien superior to the lien of the mortgage are current; (v) has not been classified as substandard, doubtful, or loss by the Member's regulatory authority or its management; (vi) in the case of First Mortgage Collateral and Other Mortgage Collarteral does not secure an indebtedness on which any director, officer, employee, attorney or agent of the Member or any Federal Home Loan Bank is personally liable unless the acceptance of such Collateral by the Bank has been specifically approved by formal resolution of the Board; and (vii) in the case of Government and Agency Securities Collateral, Other Mortgage Collateral, and Other Securities Collateral has been offered by the Member to the Bank and specifically accepted by the Bank as Qualifying Collateral.

         B. Section 3.01 is amended to add the following text at the end of the Section: In addition, as security for all indebtedness, the Member hereby assigns, transfers, and pledges to the Bank, and grants to the Bank a security interest in: all of the Government and Agency Securities Collateral, Other Mortgage Collateral, and Other Securities Collateral now or hereafter owned by the Member, and all proceeds thereof, which is specified pursuant to Section 3.05 or delivered pursuant to
                 Section 3.06.

         C.      A new paragraph (A) is added to Section 3.02 as follows:

                 (A) The Bank may require the Member to provide representations, warranties, and undertakings, in addition to those contained herein, with respect to the pledge hereunder of Collateral which is not First Mortgage Collateral.

                 The original text of Section 3.02 is designated as paragraph
                 (B) and is amended in clause (i) of the first sentence so that clause (i) reads:

                 ... (i) at any time the Member shall not have assigned, transferred, or pledged to the Bank under this Agreement Qualifying Collateral which has a Lendable Collateral Value at least equal to the Collateral Maintenance Level or (ii)...

         D.      Section 3.03 (D) is amended to read:

                 The lien of the First Mortgage and the Other Mortgage Collateral on the real property securing the same is a first, prior and perfected lien under applicable law, other than the lien of those residential mortgages included in Other Mortgage Collateral which are specifically offered to and accepted by the Bank as mortgages secured by junior liens.

                 Sections 3.03 (F) and (G) are amended to insert the words "or Other Mortgage Collateral" after the words "First Mortgage Collateral" in those paragraphs.

         E. Section 3.04 (A) is amended to insert the following after the first sentence of the paragraph:

                 (A) The Member shall normally discharge this obligation by maintaining First Mortgage Collateral. The Member may discharge this obligation with Qualifying Collateral that is not First Mortgage Collateral to the extent that such Collateral is first offered to and specifically accepted by the Bank. At any time the Member does not own and maintain, in accordance with this Agreement, First Mortgage Collateral that is Qualifying Collateral with a Lendable Collateral Value that is at least equal to the then required Collateral Maintenance Level (or the Collateral Maintenance Level to be required if any pending member advance application is approved), the Member shall deliver to the Bank a status report and accompanying schedules, all in the form(s) prescribed by the Bank, specifying and describing Government and Agencies Security Collateral and/or Other Mortgage Collateral and/or Other Securities Collateral in an amount which, together with the First Mortgage Collateral that is Qualifying Collateral, is sufficient to satisfy the requirements of this Section.

                 Section 3.04 (B) is amended to insert the words "and Other Mortgage Collateral" after the words "First Mortgage Collateral" in that paragraph.

         F. Section 3.05 (A) is amended to delete the words "First Mortgage" ahead of the word "collateral" in that paragraph.

                 Section 3.05 (B) is amended to insert the words "and Other Mortgage Documents" and "and Other Mortgage Collateral" after the words "First Mortgage Documents" and "First Mortgage Collateral," respectively, in that paragraph.

         G. The first sentence of Section 3.06 (A) of the Agreement is amended by substituting the words "Qualifying Collateral" for the words "First Mortgage Collateral."

                 Section 3.06 (A) is amended to insert the words "and Other Mortgage Collateral" after the words "First Mortgage Collateral" and by inserting the words "and Other Mortgage Documents" after the words "First Mortgage Documents" in the sentences of that paragraph which follow the first sentence.

                 Section 3.06 (C) is amended to read:

                 (C) With respect to any uncertified securities pledged to the Bank as Collateral hereunder, the delivery requirements contained in this Agreement shall be satisfied by the transfer of a security interest in such securities to the Bank, such transfer to be effected in such manner and to be evidenced by such documents as shall be reasonably specified by the Bank.

                 Original paragraph (C) of Section 3.06 is designated paragraph
                 (D).

         H. Section 3.12 is amended to insert the words "and Other Mortgage Collateral" after the words "First Mortgage Collateral."

         I. The first sentence of Section 5.10 of the Agreement is amended to read:

                 This Agreement, together with any Addenda thereto executed by the Bank and the Member, embody the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes all prior agreements between such parties which relate to such subject matter.



         IN WITNESS WHEREOF, Member and Bank have caused this Addendum to be signed in their name by their duly authorized officers.


         Tucker Federal Savings and Loan Association
--------------------------------------------------------------------------------
                       (Full Corporate Name of Member)



By: LuAnn Durden            LuAnn Durden Chief Financial Officer
    ----------------------  ----------------------------------------
    (Authorized Signature)     (Typed Name and Title of Signer)

By: Zelma B. Martin         Zelma B. Martin Senior Vice Pres.
    ----------------------  ----------------------------------------
    (Authorized Signature)     (Typed Name and Title of Signer)



                 (MEMBER'S CORPORATE SEAL)



FEDERAL HOME LOAN BANK OF ATLANTA


By:
   -------------------------------         -----------------------------------
         (Authorized Officer)                      (Title)

By:
   --------------------------------        -----------------------------------
         (Authorized Officer)                      (Title)

                       FEDERAL HOME LOAN BANK OF ATLANTA

                             MEMBER ACKNOWLEDGMENT
                                AND NOTARIZATION



STATE OF
         ------------------------------
                                         ss:
County of
         ------------------------------




         On this _________________ day of ___________________,19__, before me personally came _________________________ and _________________________, to me
known, who, being by me duly sworn, did depose and state that they are the ______________________ and ________________________ of said Member; the Member described in and which executed the above instrument; that they know the seal of said Member, that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors or other governing body of said Member; and that they signed their names thereto by order of the Board of Directors or other governing body of said Member and that said ______________________ and _____________________ acknowledged the execution of said instrument to be the voluntary act and deed of said Member.




-----------------------------------------
        Notary Public Signature                                    (SEAL)


Notary Public in and for the State of
                                      -----------------------

My commission expires:
                      ---------------------------------------

                       FEDERAL HOME LOAN BANK OF ATLANTA

                             MEMBER ACKNOWLEDGMENT
                                AND NOTARIZATION



STATE OF Georgia
         ------------------------------
                                         ss:
County of Dekalb
         ------------------------------

         On this 20th day of September, 1995, before me personally came LuAnn Durden and Zelma B. Martin, to me known, who, being by me duly sworn, did depose and state that they are the Chief Financial Officer and Senior Vice Pres. of said Member; the Member described in and which executed the above instrument; that they know the seal of said Member; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors or other governing body of said Member; and that they signed their names thereto by order of the Board of Directors or other governing body of said Member and that said LuAnn Durden and Zelma B. Martin acknowledged the execution of said instrument to be the voluntary act and deed of said Member.



Elizabeth N. Cheek
------------------
Notary Public Signature                   (SEAL)


Notary Public in and for the State of Georgia
                                      -------------------
My commission expires: April 12, 1998
                       ----------------------------------

FEDERAL HOME LOAN BANK OF ATLANTA
                                                    1475 Peachtree Street, N.E.
                                                    Atlanta, Georgia 30309
                                                    P.O. Box 105565
                                                    Atlanta, Georgia 30348
                                                    (404) 688-8000



May 16, 1995


Ms. Zelma B. Martin, CFO
Tucker Federal Savings & Loan Association
PO Box 86
Tucker, Georgia 30085-0086


Dear Ms. Martin:

I am pleased to confirm that the Bank has increased the Credit Availability for Tucker Federal Savings & Loan Association. The increased Credit Availability for Tucker Federal is $130 million.

The Credit Availability is established to let you know, up front, what your borrowing capacity is. You may request additional funding or an increase to your Credit Availability by calling your credit analyst and the Bank's Credit Committee will review and act upon your request.

The Credit Availability is based on Tucker Federal's present financial and operating conditions and may be revised if the Bank determines there is a change in these conditions. The ability to draw funds will be subject to Tucker Federal's continued creditworthiness, compliance with the terms and conditions of the application/draw request form, and the pledging of sufficient eligible collateral to secure advances. Additionally, you are asked to consult with your credit analyst prior to requesting any significant advance draw (i.e., an advance in excess of 5% of the institution's total assets).

If you have any questions about this new Credit Availability or about our products and services, please do not hesitate to call me at 1-800-780-0161. We look forward to assisting you with your funding needs.


                                               Sincerely,

                                               Randy B. Gonzalez

                                               Randy B. Gonzalez
                                               Vice President and
                                               Director of Credit Administration

RBG/rf